UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	[_]

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

                    LEUCADIA NATIONAL CORPORATION

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
______________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________________

(5) Total fee paid:
______________________________________________________________________________________

[_] Fee paid previously with preliminary materials:
______________________________________________________________________________________

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

______________________________________________________________________________________

(1) Amount Previously Paid:
______________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.
______________________________________________________________________________________

(3) Filing Party
______________________________________________________________________________________

(4) Date Filed
______________________________________________________________________________________

LEUCADIA NATIONAL CORPORATION

315 Park Avenue South

New York, New York 10010

April 30, 2008

The following supplements the information found under “Present Beneficial Ownership of Common Shares” in our definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2008 in connection with the Company’s 2008 Annual Meeting of Shareholders on May 13, 2008.

Equity Compensation Plan Information

The following table summarizes information regarding the Company’s equity compensation plans as of December 31, 2007. All outstanding awards relate to the Company’s common shares.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation
Plans approved by
security holders	5,879,361	$27.17	1,567,350

Equity compensation
Plans not approved	--	--	--
by security holders

Total	5,879,361	$27.17	1,567,350

2